UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8 – K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 28, 2005
(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

000-32561
(Commission File Number)

34-1585111
(I.R.S. Employer Identification Number)

15985 East High Street
Middlefield, Ohio 44062
(Address of principal executive offices, including zip code)

(440) 632-1666
(Registrant’s telephone number, including area code)

(not applicable)
(Former name or former address, if changed since last report)

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit 99 Press Release

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is furnished under Item 2.02. On January 27, 2005, Middlefield Banc Corp. issued a press release announcing financial results for the quarter ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by this reference.

     The information contained or incorporated by reference in this current report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure. All forward-looking statements included in this current report on Form 8-K are based on information available at the time of the report. Middlefield Banc Corp. assumes no obligation to update any forward-looking statement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits.

The following exhibits are furnished herewith:

EXHIBITS

        (99)    January 27, 2005 press release of Middlefield Banc Corp.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.
Date: January 28, 2005	/s/ James R. Heslop, II
Executive Vice President and COO